                                EXHIBIT (10)(a)

                              CONSENT OF AUDITORS

                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated February 18, 2000 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, and (2) dated January 28, 2000 with respect to certain subaccounts of PFL Retirement Builder Variable Annuity Account, which are available for investment by contract owners of The One Income Annuity, included in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 333-78743) and related Prospectus of The One Income Annuity.


                                             /s/  Ernst & Young, LLP

Des Moines, Iowa
April 24, 2000